Exhibit 99.1

Sterne Agee and Leach, Inc. Financial Institutions Conference February 12 14, 2012 Ameris Bancorp

Ameris Bancorp Cautionary Statements This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non GAAP performance measures that may be presented by other companies. Tangible common equity and Tier 1 capital ratios are non GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies. This presentation may contain statements that constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition. Ameris Bancorp 2

Ameris Bancorp Corporate Profile Headquartered in Moultrie, Georgia Founded in 1971 as the American Banking Company Historically grown through acquisitions of smaller banks in areas close to existing operations Recent growth through de novo expansion strategy and 8 FDIC assisted transactions Four state footprint with 62 offices Approximately 725 FTEs managing 200,000 core customer accounts Assets – $3.0 billion Loans – $1.9 billion Deposits – $2.6 billion South Carolina Ameris Bancorp 3

Experienced Management Team EXPERIENCE PREVIOUS NAME / POSITION (Banking / Ameris) EXPERIENCE Edwin W. Hortman Jr. 31/13 Colony Bankcorp, Inc. Chief Executive Officer Andrew B. Cheney 35/2 Barnett Bank, Mercantile Bank EVP & Chief Operating Officer Dennis J. Zember Jr. 18/6 Flag Financial Corporation EVP & Chief Financial Officer Jon S. Edwards 27/12 NationsBank, Federal Reserve EVP & Chief Credit Officer Stephen A. Melton 31/1 Columbus Bank & Trust (lead bank SNV) EVP, Chief Risk Officer Cindi H. Lewis EVP, Chief Administrative Officer & 35/35 Officer at Ameris Bank since 1987 Corporate Secretary Management and Board Ownership of Approximately 7% Ameris Bancorp 4

Current Focus Position Ameris Bank as a Consolidator in our 4 Southeastern States FDIC Assisted acquisitions – Slowing pipeline of opportunities but our markets still have majority of potential deals. Interest in both Strategic (builds market share) and Financial (builds excess TCE and T1 capital) Traditional M&A – Rapidly growing pipeline of opportunities in our footprint on larger, thinly capitalized institutions Accelerate transition out of this cycle to above average ROA and ROE Build momentum on growing earning assets and additional revenue opportunities Build unique non interest lines of businesses to drive non interest income over 1.00% of total assets by 2013 Gain operating leverage from continued consolidation. Significantly reduce non provision credit related costs such that PTPP earnings drive higher EPS Continue Improving Credit Quality Continue to manage strategies that restore historic quality to our Balance Sheet 2011 pace of “in migration” only 1/2 of 2010 pace Provision expense down 35% over 2010 levels. Aggressively value and dispose of OREO to drive decreases in NPAs 5 Ameris Bancorp

Loan Portfolio Detail Diversified loan portfolio across five regions – Inland Georgia – 48% – South Carolina – 12% – Coastal Georgia – 18% – Florida – 13% – Alabama – 9% In house lending limit of $7.5 million versus $75 million legal limit – 3 loans greater than $5 million Loan participations less than 1.00% of total loans Low average loan size ($78k) Aggressive management of concentrations of credit Top 25 relationships are only 10.3% of total loans Loan Portfolio Detail – 12/31/11 Average Loan Loan Type Size Average Rate Commercial R/E $ 330,512 5.48% C&D 110,963 5.31 Residential 67,003 6.03 C&I 50,641 5.74 Consumer 6,844 6.84 Agriculture 160,861 6.03 Total $ 78,383 5.67% 6 Ameris Bancorp

C&D and CRE Detail (in millions) C&D ONLY 7% OF LOAN PORTFOLIO Reduced exposure by $264mm or 67% since peak Average LTV is 66% Average appraisal age is 12 months 38% of all 2011 and 2010 NCO’s CRE Portfolio (Non Owner Occupied) 50% of our CRE portfolio is owner occupied Average CRE loan is $331k Data as of 12/31/11; excludes covered loans 7 Ameris Bancorp

Credit Quality Trends in NPA’s NPLs down 26% from their peak levels over 2 years ago. In migration of new non accrual loans $24.1 million in 4Q 2011 vs. $17.2 million in 4Q 2010 $58.1 million in 2011 vs. $106.0 million in 2010. OREO Values are appropriate for sale to end users. Investor sales require larger discounts. Averaging $10.5mm of sales per quarter (YTD 2011). Realized 70% of carrying balance in YTD 2011 and 78% in 2010. 3Q 2011 “Local Bulk Sale” $25.1mm reduction in classified assets at 63% of carrying value 4Q 2011 Auction of smaller OREO – sold $6.7 million (197 properties) at 35% of carrying value. Breakdown of OREO by Type AGRE Land, $0.33 , 1% 8 Ameris Bancorp

Credit Cycle Only $32.8 million of accruing substandard loans at September 2011. Down 55% from the peak in June 2009. Non Accrual loans held at 41.3% of original appraisal (51.7% of original loan amount, net of related reserves). 45% Decline – In migration of new non accrual loans down significantly in 2011 over 2010. 4th quarter 2011 increase in in migration was concentrated in several larger relationships. All have resolution strategies implemented. Management anticipates lower in migration for 2012 over 2011 levels, although not visually linear. In Migration of New Problem Loans (1) Conservative Carrying Values of Classified Assets(2) Classified Accruing 62.7% Non Accruing 41.3% Original Appraisal Current Book Balance (1) Cumulative losses defined as provision for loan losses plus (gains)/losses on the sale of OREO (2) Net Book balance of classified loans and non accruing loans is net of specific LLRs Ameris Bancorp 9

Fourth Quarter Update dollars in millions, except per share data Q4 ‘10 Q1 ‘11 Q2 ‘11 Q3 ‘11 Q4 ‘11 BALANCE SHEET Assets $2,991 $2,918 $2,857 $3,010 $2,994 Loans, net 1,896 1,837 1,812 1,929 1,868 Tang Common Equity / Assets 7.36% 7.51% 7.78% 7.96% 7.96 % Tangible Book Value $9.22 $9.20 $9.34 $10.08 $10.06 PERFORMANCE Pre tax, pre credit earnings $12,495 $12,593 $13,491 $15,433 $15,030 Diluted earnings per share 0.04 0.02 0.06 0.66 0.01 Net interest margin (TE) (2) 3.88% 4.04% 4.21% 4.44% 5.21 % Efficiency ratio 62.15 69.59 65.08 47.75 72.76 CREDIT QUALITY (1) NPAs / Assets 4.62% 4.48% 4.27% 3.77% 4.05 % NCOs / Avg loans 2.87 1.88 2.50 1.98 2.48 Reserves / Loans 2.52 2.63 2.54 2.57 2.64 Reserves / NPLs 43.61 51.82 57.02 59.66 49.64 (1) Excludes covered assets, where applicable 10 Ameris Bancorp

Local Deposit Customers drive Profitability 30.9% -Growth rate in Non- interest Bearing Demand during last 12 months 63.2% -Percentage of deposits in retail oriented transaction style accounts 98.0% -Percentage of Bank’s total funding through deposits that “walks through our front doors” (4Q ‘11) “Zero” cost deposits – 12/31/11 Deposit Composition – 12/31/11 Deposits costing less than 0.25 (in millions) % of total funding “Zero” cost deposits include non- interest bearing checking, NOW accounts and Savings accounts that cost less than 0.25% and are deemed to have very little sensitivity to changing interest rates

Strong Core Operating Performance Pre- Tax, Pre- Credit Earnings (1) ($000s) Net Interest Margin (2) (%) Earnings Power 28.3% Average - Growth rate in PTPP (2 years) – Strong results, driven by cost containment and contribution from eight acquisitions during the eight quarters covered. Both strategies are still effective and management believes will continue to provide growth opportunity. 14.0% Annualized - Return on Tangible Equity – Adjusting PTPP amounts above for foregone compensation, normalized FDIC insurance and remaining consolidation efficiencies. 17.8% -Net reduction in normalized operating expenses (normalizes non- provision credit costs & “excess” FDIC insurance totals $24.7 million (annualized) compared to foregone compensation of $6.6 million (annualized)) (1) Credit expenses include provision, OREO losses, problem loan expense and interest reversals on non- accrual loans (2) Ameris Bank net interest margin on a fully taxable- equivalent basis, excludes H/C level TRUPs

FDIC- Assisted Acquisitions Acquisition Deposit Pretax Gain/ Bank Assets, FV Deposits, FV Discount Bid Date Premium (Goodwill) American United Bank Oct-09 120,994 100,470 (19,645) 262 12,445 United Security Bank Nov-09 169,172 141,094 (32,615) 228 26,121 Satilla Community Bank May-10 84,342 75,530 (14,395) 92 8,208 First Bank of Jacksonville Oct-10 77,705 71,869 (4,810) - 2,382 Tifton Banking Company Nov-10 132,036 132,939 (3,973) - (955) Darby Bank & Trust Nov-10 448,311 444,100 (45,002) - 4,211 One Georgia Bank (a) Jul-11 184,344 160,711 (22,500) - 7,945 High Trust Bank (a) Jul-11 183,880 170,967 (33,500) - 18,922 1,400,784 1,297,680 (176,440) 582 79,279 Line of business experienced - teams managing workout of assets, fair value accounting and data conversions Self- funded acquisition - gain plus subsequent earnings have capitalized approximately 5.00% of acquired assets Serious about Cost Savings – 9 of the 22 offices acquired have been closed or are scheduled to close before EOY 2011

Significant Capital Strength Stable Tangible Book Value per Share Significant Capital left to Leverage Most recent FDIC- assisted acquisitions were accretive to capital ratios Additional growth of $1.01 billion possible (leverages T1 Leverage to 8.00%) with no additional earnings or capital raise Repaying TARP with existing capital would Ameris Bank with 9.16% T1 Leverage and 15. T1 RBC. No additional capital raise needed. 8.0% increase in TBV over the past year Successfully earned our way through the economic cycle with strong core earnings from our “core/relationship” oriented balance sheet (1) Tangible book value per share adjusted for stock dividends

Potential Consolidation Opportunities (data for banks in our four state footprint) “Loss- Share” M&A Opportunities (2) Traditional M&A Opportunities (1) “Loss- Share” M&A 20% of all banks under $2 billion in our four states have Tx ratio over 100% Majority remaining are smaller banks where consolidation opportunities would favor Ameris Bank Average assets of approximately $250 million Intense regulatory pressure to “make something happen” on capital levels and problem assets Average Tier 1 leverage (incl h/c debt) of approximately 5.00% “Traditional” M&A 20% of all banks under $2 billion in our four states have Tx ratio between 50% and 100% Some improvement in number of “problem” banks, but almost always from deleveraging vs. new capital or earnings growth Credit marks in purchase transaction are very punitive given levels of classified assets and limit acquirers ability to maintain TBV levels in recapitalization These banks are receiving significant pressure from regulatory agencies to strategically develop sources of capital and a rapid path to profitability. Similar in average assets to “loss share” M&A opportunities (1) Banks in Ga, Fl, Al and SC with Texas Ratio over 50% but below 100%. Total assets under $2 billion. Excludes banks with covered assets (2) Banks in Ga, Fl, Al and SC with Texas Ratio over 100%. Total assets under $2 billion. Excludes banks with covered assets